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                                                                   EXHIBIT 10.27

                             SECOND LEASE AMENDMENT

  This Second Lease Amendment, dated for reference purposes, the 3rd day of December 1993, by and between The Western and Southern Life Insurance Company, (hereinafter referred to as "Lessor") and Booth, Inc., (hereinafter referred to as "Lessee").

                                  WITNESSETH:

  WHEREAS, by a Lease Agreement, dated as of the 16th day of April, 1993 and as amended by First Lease Amendment dated the 27th day of October (hereinafter collectively referred to as the "Lease"), Lessor leased to Lessee certain premises therein described as the Royal Commerce Center, 2007 Royal Lane, Dallas, Texas, 75229, consisting of 169,807 square feet and as more particularly described in the Lease, and

  WHEREAS, the parties desire to amend the Lease.

  NOW, THEREFORE, in consideration of the foregoing premises and the terms and conditions hereinafter set forth, the parties do hereby agree as follows:

  1. Parking - Lessor has agreed to pay $1,000 to Lessee as a contribution for the lease of a 3.77 acre adjacent parcel of land (as identified on the attached Exhibit A), for parking for Lessee, which both Lessee and Lessor acknowledge is necessary for the operation of Lessee's facility. As part of this agreement the following is agreed to:

     A. Lessee shall at all times throughout its lease term require its plant personnel to park on the west side of the Royal Commerce Center, as indicated on the site plan attached as Exhibit B. In the event the number of the Lessee's plant personnel exceeds the number of spaces available on the west side, the additional employees shall park in the common parking area east of their demised premises.

     B. At any time during the term of the Lease, after the 1st of January, 1995, Lessor may require Lessee to deliver upon written notice to Lessor a written statement of the total number of individuals employed by Lessee in connection with their demised premises. In the event that said number of employees exceeds 220, Lessor at Lessor's sole option may require Lessee to provide additional parking spaces to the 3.77 acre parcel of land in an amount not to exceed the amount of employees in excess of 220. The additional parking spaces shall be created or paved at Lessee's sole cost in a manner acceptable to all appropriate governmental authorities.

     C. Lessee acknowledges that the terms of the Lease or the approval of any of its plans shall in no way limit Lessor's rights to re-stripe any parking within the Royal Commerce Center at any time.

  2. Land Lease - Lessee agrees to give Lessor the right of first refusal to assume its land lease of the 3.77 acre parcel of land in the event it should cease its use of the parcel for any reason.
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  IN WITNESS WHEREOF, Lessor and Lessee have dully executed this Lease
Amendment, in triplicate, as of the day of the year first above written.

Lessee:
Booth, Inc.


By:  /s/ David W. Campbell
   ------------------------------------------
David W. Campbell, President

Guarantor:
Scotsman Group, Inc.


By:  /s/ David W. Campbell
   ------------------------------------------
David W. Campbell, Vice President

Lessor:
The Western and Southern Life Insurance Company


By:  /s/ Mario San Marco
   ------------------------------------------
Mario San Marco, Vice President

By:  /s/ D.J. Wuebbling
   ------------------------------------------
D.J. Wuebbling, Vice President
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                                  EXHIBIT A

                             PROPERTY DESCRIPTION

STATE OF TEXAS:

COUNTY OF DALLAS:

BEING a tract or parcel of land out of the W. M. Cochran Survey, Abstract No. 279, and being a portion of the C.R.J.&P. Railroad right-of-way, in the City of Farmers Branch, Dallas County, Texas, and being more particularly described as follows:

BEGINNING at a hole found for corner in the North right-of-way line of Royal Lane, said point being the Southwest corner of Lot 1-A, Block 2/6554, of Royal Commerce Center Addition, an Addition to the City of Dallas, as recorded in Volume 80175, Page 0579, Map Records of Dallas County, Texas:

THENCE South 89 deg. 52 min. West along the North right-of-way of Royal Lane,
124.77 East to an iron rod found for corner;

THENCE North 09 deg. 34 min 10 sec. East, 1314.86 feet to an iron rod found for corner;

THENCE North 89 deg. 52 min. 50 sec. East, 126.71 feet to a bolt found for corner, being the Northwest corner of said Lot 1-A Block 2/6554;

THENCE South 09 deg. 34 min. 10 sec. West, along the West line of said Lot 1-A and the East line of the C.R.J.&P. Railroad right-of-way, same line being the division line between the City of Farmers Branch and the City of Dallas, a distance of 1314.52 feet to the PLACE OF BEGINNING and containing 3.77 Acres of Land.

                            MAPS ARE ALSO ATTACHED